Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Condensed Income Statement
Interest income	$17,918	17,719	16,704	16,208	15,122
Interest expense	3,976	1,511	1,260	1,041	899
Net interest income	13,942	16,208	15,444	15,167	14,223
Provision for (recovery of) credit losses	(57)	(19)	(157)	377	49
Net interest income after provision for (recovery of) credit losses	13,999	16,227	15,601	14,790	14,174
Non-interest income	3,581	3,629	3,581	3,528	3,550
Non-interest expense	12,525	12,065	12,350	11,469	12,250
Income before income taxes	5,055	7,791	6,832	6,849	5,474
Provision for income taxes	898	1,383	1,253	1,231	951
Net income	$4,157	6,408	5,579	5,618	4,523

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$74	249	144	61	66
Tax-equivalent net interest income	$13,989	16,257	15,495	15,217	14,273

Per Share Data
Dividends per share	$0.21	0.21	0.20	0.20	0.20
Basic earnings per common share	$0.37	0.57	0.49	0.49	0.38
Diluted earnings per common share	$0.37	0.57	0.49	0.49	0.38
Book value per share	$18.22	17.82	17.31	17.84	18.14
Tangible book value per share	$12.86	12.48	11.97	12.53	12.84
Weighted average common shares outstanding:
Basic	11,189,170	11,211,328	11,284,225	11,337,805	11,818,614
Diluted	11,189,170	11,211,328	11,284,225	11,337,805	11,818,614
Shares outstanding at period end	11,202,063	11,259,080	11,293,639	11,374,515	11,401,503

Selected Financial Ratios
Return on average assets	0.88%	1.34%	1.15%	1.18%	0.96%
Return on average equity	8.33%	12.90%	10.80%	10.96%	8.13%
Return on average tangible common equity	11.85%	18.59%	15.30%	15.52%	11.11%
Dividend payout ratio	56.76%	36.84%	40.82%	40.82%	52.63%
Net interest margin (tax equivalent)	3.28%	3.77%	3.54%	3.54%	3.35%
Efficiency ratio (tax equivalent)	71.29%	60.67%	64.74%	61.18%	68.73%

Selected Balance Sheet Items
Cash and cash equivalents	$31,876	22,701	29,460	31,815	19,941
Debt and equity securities	328,194	323,167	325,801	337,952	330,715

Loans:
Commercial and industrial	$124,240	120,236	114,694	114,971	105,805
Commercial, secured by real estate	932,208	938,022	908,130	905,703	906,140
Residential real estate	303,051	305,575	316,669	315,930	328,034
Consumer	28,611	28,290	29,451	30,308	32,445
Agricultural	7,523	10,054	8,630	7,412	7,980
Other, including deposit overdrafts	62	81	52	81	45
Deferred net origination fees	(865)	(980)	(937)	(928)	(928)
Loans, gross	1,394,830	1,401,278	1,376,689	1,373,477	1,379,521
Less allowance for credit losses on loans	7,858	5,646	5,644	5,833	5,530
Loans, net	$1,386,972	1,395,632	1,371,045	1,367,644	1,373,991

	Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	5,646	5,644	5,833	5,530	5,506
Cumulative change in accounting principle; adoption of ASU 2016-13	2,196	—	—	—	—
Provision for (recovery of) credit losses	32	(19)	(157)	377	49
Losses charged off	(36)	(60)	(53)	(116)	(37)
Recoveries	20	81	21	42	12
Allowance for credit losses, end of period	7,858	5,646	5,644	5,833	5,530

Total earning assets	$1,736,829	1,726,902	1,714,196	1,722,853	1,712,115
Total assets	1,924,531	1,919,121	1,904,700	1,912,627	1,899,630
Total deposits	1,603,881	1,604,970	1,657,370	1,658,825	1,636,606
Short-term borrowings	76,500	71,455	4,000	5,000	24,746
Long-term debt	18,598	19,072	24,539	25,000	10,000
Total shareholders’ equity	204,072	200,675	195,439	202,960	206,875
Equity to assets ratio	10.60%	10.46%	10.26%	10.61%	10.89%
Loans to deposits ratio	86.97%	87.31%	83.06%	82.80%	84.29%

Tangible common equity (TCE)	$144,006	140,498	135,149	142,557	146,360
Tangible common assets (TCA)	1,864,465	1,858,944	1,844,410	1,852,224	1,839,115
TCE/TCA	7.72%	7.56%	7.33%	7.70%	7.96%

Selected Average Balance Sheet Items
Cash and cash equivalents	$35,712	24,330	35,763	28,787	32,826
Debt and equity securities	327,123	323,195	338,299	338,149	340,666

Loans	$1,389,385	1,383,809	1,384,520	1,375,710	1,376,926
Less allowance for credit losses on loans	7,522	5,647	5,830	5,532	5,503
Net loans	$1,381,863	1,378,162	1,378,690	1,370,178	1,371,423

Total earning assets	$1,729,008	1,711,524	1,736,031	1,722,503	1,727,335
Total assets	1,921,742	1,903,338	1,928,868	1,912,574	1,917,226
Total deposits	1,583,857	1,637,201	1,669,932	1,655,389	1,646,627
Short-term borrowings	94,591	21,433	5,728	18,263	12,503
Long-term debt	18,983	23,855	24,920	12,637	10,000
Total shareholders’ equity	202,419	197,014	205,051	205,645	225,725
Equity to assets ratio	10.53%	10.35%	10.63%	10.75%	11.77%
Loans to deposits ratio	87.72%	84.52%	82.91%	83.10%	83.62%

Asset Quality
Net charge-offs (recoveries)	$16	(21)	32	74	25

Non-accrual loans	$701	391	465	599	1,455
Loans past due 90 days or more and still accruing	—	39	—	—	—
Total nonperforming loans	$701	430	465	599	1,455

Net charge-offs (recoveries) to average loans	0.00%	(0.01)%	0.01%	0.02%	0.01%
Allowance for credit losses on loans to total loans	0.56%	0.40%	0.41%	0.42%	0.40%
Nonperforming loans to total loans	0.05%	0.03%	0.03%	0.04%	0.11%
Nonperforming assets to total assets	0.04%	0.02%	0.02%	0.03%	0.08%

Assets Under Management
LCNB Corp. total assets	$1,924,531	1,919,121	1,904,700	1,912,627	1,899,630
Trust and investments (fair value)	716,578	678,366	611,409	625,984	700,353
Mortgage loans serviced	142,167	148,412	145,317	153,557	152,271
Cash management	1,831	1,925	53,199	38,914	75,302
Brokerage accounts (fair value)	374,066	347,737	314,144	303,663	326,290
Total assets managed	$3,159,173	3,095,561	3,028,769	3,034,745	3,153,846

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2023 (Unaudited)	December 31, 2022
ASSETS:
Cash and due from banks	$18,071	20,244
Interest-bearing demand deposits	13,805	2,457
Total cash and cash equivalents	31,876	22,701
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,286	2,273
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	293,427	289,850
Debt securities, held-to-maturity, at cost, net of allowance for credit losses	19,763	19,878
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	6,967	4,415
Loans, net of allowance for credit losses	1,386,972	1,395,632
Premises and equipment, net	33,186	33,042
Operating leases right of use asset	6,093	6,248
Goodwill	59,221	59,221
Core deposit and other intangibles	1,665	1,827
Bank owned life insurance	44,569	44,298
Interest receivable	8,005	7,482
Other assets	24,750	25,503
TOTAL ASSETS	$1,924,531	1,919,121

LIABILITIES:
Deposits:
Noninterest-bearing	$473,345	505,824
Interest-bearing	1,130,536	1,099,146
Total deposits	1,603,881	1,604,970
Short-term borrowings	76,500	71,455
Long-term debt	18,598	19,072
Operating lease liabilities	6,246	6,370
Allowance for credit losses on off-balance sheet credit exposures	482	—
Accrued interest and other liabilities	14,752	16,579
TOTAL LIABILITIES	1,720,459	1,718,446

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,320,561 and 14,270,550 shares at March 31, 2023 and December 31, 2022, respectively; outstanding 11,202,063 and 11,259,080 shares at March 31, 2023 and December 31, 2022, respectively	144,488	144,069
Retained earnings	139,115	139,249
Treasury shares at cost, 3,118,498 and 3,011,470 shares at March 31, 2023 and December 31, 2022, respectively	(54,527)	(52,689)
Accumulated other comprehensive loss, net of taxes	(25,004)	(29,954)
TOTAL SHAREHOLDERS' EQUITY	204,072	200,675
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,924,531	1,919,121

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
INTEREST INCOME:
Interest and fees on loans	16,143	13,786
Dividends on equity securities with a readily determinable fair value	17	12
Dividends on equity securities without a readily determinable fair value	20	5
Interest on debt securities, taxable	1,343	1,095
Interest on debt securities, non-taxable	176	189
Other investments	219	35
TOTAL INTEREST INCOME	17,918	15,122
INTEREST EXPENSE:
Interest on deposits	2,456	739
Interest on short-term borrowings	1,304	86
Interest on long-term debt	216	74
TOTAL INTEREST EXPENSE	3,976	899
NET INTEREST INCOME	13,942	14,223
Provision for credit losses on loans	32	49
Provision for credit losses on debt securities, held-to-maturity	—	—
Recovery of credit losses on off-balance sheet credit exposures	(89)	—
TOTAL PROVISION FOR (RECOVERY OF) CREDIT LOSSES	(57)	49
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) CREDIT LOSSES	13,999	14,174
NON-INTEREST INCOME:
Fiduciary income	1,740	1,695
Service charges and fees on deposit accounts	1,482	1,406
Bank owned life insurance income	271	265
Gains from sales of loans	6	124
Other operating income	82	60
TOTAL NON-INTEREST INCOME	3,581	3,550
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,349	7,215
Equipment expenses	361	408
Occupancy expense, net	963	775
State financial institutions tax	397	436
Marketing	192	262
Amortization of intangibles	111	140
FDIC insurance premiums, net	215	126
Contracted services	641	610
Other non-interest expense	2,296	2,278
TOTAL NON-INTEREST EXPENSE	12,525	12,250
INCOME BEFORE INCOME TAXES	5,055	5,474
PROVISION FOR INCOME TAXES	898	951
NET INCOME	4,157	4,523

Dividends declared per common share	0.21	0.20

Earnings per common share:
Basic	0.37	0.38
Diluted	0.37	0.38
Weighted average common shares outstanding:
Basic	11,189,170	11,818,614
Diluted	11,189,170	11,818,614